Jefferies 2018 Global Industrials Conference Mark Aslett President and CEO Michael Ruppert Executive Vice President and CFO August 9, 2018 © 2018 Mercury Systems, Inc.

Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to fiscal 2019 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2017. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, and free cash flow, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. © 2018 Mercury Systems, Inc. 2

Pioneering a next generation defense electronics company… • Operate high-tech commercial business model • Secure sensor and safety critical processing subsystems • Serving defense Prime contractor outsourcing needs • Deployed on 300+ programs with 25+ Prime contractors • FY18 $493M revenue; Growth YoY: – 27% revenue – 64% GAAP net income – 23% Adj. EBITDA – 25% backlog • FY19 guidance ($M)(1): – $602 - $624 revenue – $36.1 - $44.5 GAAP income – $130.5 - $142.0 Adj. EBITDA …to address the industry's challenges and opportunities (1) The guidance included herein is from the Company’s earnings release dated July 31, 2018. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or non-recurring financing-related expenses. © 2018 Mercury Systems, Inc. 3

Strategy delivering above average growth and profitability Focused on Focused on economic core – aerospace and defense electronics 1 Core Markets Acquired New Expanded addressable market and moved up value chain 2 Capabilities Increased High-tech R&D investment level for aerospace and defense electronics 3 IR&D Spend Trusted Domestic Built trusted RF, digital and custom microelectronics manufacturing 4 Manufacturing Transformed Go Solution sales and strategic account management 5 To Market Model Built Scalable Strengthened team, processes, systems and balance sheet 6 M&A Platform Destination Defense electronics destination employer and acquirer of choice 7 Employer © 2018 Mercury Systems, Inc. 4

We are deployed on 300+ programs with 25+ Primes



Aerospace & Defense Platform and Systems Electronics Content
C4I
Sensor & Effector Mission Systems
JLTV
WIN-T
KC-46
A330 MRTT
Aegis
F-16
Reaper/Gorgon Stare
Triton
Patriot
Aegis
F-15
C-130
Global Hawk
Badger/Buzzard
SEWIP
SDB II
PGK
MALD-J
Paveway
SM2/3/6

SNC Sierra Nevada Corporation
Raytheon
Northrop Grumman
DRS
BAE SYSTEMS
AIRBUS
SAIC
Lockheed Martin
L3 communications
General Atomics
Thales
Boeing
Harris

© 2018 Mercury Systems, Inc.

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Mercury’s vision is to be the… Leading commercial provider of secure sensor and safety-critical processing subsystems © 2018 Mercury Systems, Inc. 6

Acquisitions have transformed Mercury into a commercial… Aerospace and Defense • Acquired capabilities Electronic Subsystem significantly expand MISSION PROCESSING addressable market MISSION PROCESSING SAFETY & SECURITY IP * • Moved up the value chain SECURE STORAGE SENSOR PROCESSING • Model facilitates greater SENSOR PROCESSING SENSOR PROCESSING customer outsourcing SENSOR PROCESSING DIGITIZATION • Accelerates customer DIGITIZATION * RF supply chain transformation * RF • RF Disintermediate traditional RF product-level competitors • Low-risk, content expansion organic growth strategy • Future M&A opportunities ...provider of secure sensor and safety-critical processing subsystems * Represents carve-out acquisition from Microsemi Corp. © 2018 Mercury Systems, Inc. 7

Five major trends shaping the defense industry Political Dysfunction: Budget Control Act and repeated Continuing Resolutions disrupting DoD budget process and spending Increased Defense Spending Cycle: Rising interest rates, healthcare and social spending remain issues; MilPer expense growth, aging military platforms’ O&M costs rising Defense Procurement Reform: Firm-fixed-price contracts changing economics and industry competitive dynamics despite increased defense spending Innovation Challenges: Increasing headcount but recruitment challenges and aging workforce; Relatively low IR&D requires focused investment and greater outsourcing Challenging Global Security Environment: Resurgent Russia, Chinese militarization and power projection, ISIS, North Korean threat, Middle East instability © 2018 Mercury Systems, Inc. 8

The Bipartisan Budget Deal of 2018 provides a significant near-term impulse to defense spending… Topline Base Authorization Budget vs. BCA Caps (Discretionary BA, Current $B) FY18 Bipartisan Budget Deal (Base) Administration 2019 Base + OCO request Actual funding (Base) $800 FY18 Bipartisan Budget Deal (Base + OCO) Administration 2019 Base request Actual funding (Base + OCO) Budget Control Act 2011 base 742 $750 727 714 701 $700 686 671 676 662 648 $650 628 618 606 598 $600 581 564 $550 522 499 $500 $450 2015 2016 2017 2018 2019 2020 2021 2022 2023 Notes: Budget and BCA Caps represent the 051 account (DoD), FY18 is estimate based on Bipartisan Budget Deal Sources: CBO, CRS, OMB, DoD Green Book, House FY18 Concurrent Budget Resolution, RSAdvisors research & analysis …and suggests the beginning of a new defense upcycle © 2018 Mercury Systems, Inc. 9

Mercury’s capabilities and drivers of growth are aligned… Sensor and C4I modernization and new platforms Weapon systems readiness and modernization Defense Prime contractors outsourcing more Defense Primes’ flight to quality suppliers Defense Primes and government delayering supply chains Foreign military and international sales increasing …to DoD investment priorities and overall A&D industry trends © 2018 Mercury Systems, Inc. 10

Captive outsourcing by Defense prime contractors… Global A&D Electronics Systems Market ($B) • 2018 A&D electronics is $117 $103 billion market $120 $113 $110 Global Aerospace & $106 Defense Electronic • US Defense is nearly half $103 Systems Market $100 of total market at $51B • Tier 2 compute & RF $80 – Global $32B; 5% CAGR $60 – US $16B; 5.7% CAGR US Defense $57 $54 $55 Electronic Systems $51 $53 Market • Small percentage of Tier 2 $40 $39 Global Tier 2 compute & RF estimated $36 $37 $32 $34 Compute & RF to be currently outsourced $20 $18 $19 $20 US Defense Tier 2 • Primes outsourcing more $16 $17 Compute & RF subsystems to fewer but $0 2018 2019 2020 2021 2022 more capable suppliers …likely the Defense industry's largest secular growth opportunity • Source: RSAdvisors research & analysis © 2018 Mercury Systems, Inc. 11

Acquisitions and investments driving significant opportunity growth… • Total potential value grew Top 30 Programs & Pursuits Estimated Lifetime Value ($M) Radar EW C4I EO/IR Weapons Other >4.5x to $7.6B in 6 years 9,000 8,000 5,974 7,567 • Significant Radar, EW, C4I, 7,000 349 717 3,090 EO/IR and weapons 6,000 1,335 Possible Pursuit opportunity pipeline 5,000 3,367 4,000 1,568 • Acquisitions brought new Won 3,000 4,200 programs and capabilities 1,875 4,477 2,000 1,593 Probable 1,000 Total • Larger, more diversified, Pipeline 0 program base reduces risk FY13 FY13-FY19 Increase FY19 Other Component Other 369 • Content expansion driving 471 130 5% 6% 2% above average growth Weapons 349 Radar 4% 2,620 Ground 35% 1,741 Module Subsytem Airborne 23% 4,760 2,448 4,648 EO/IR • Outsourced integrated 32% 63% 62% 747 EW Naval C4I 10% 2,386 696 subsystems 62% of top 30 1,335 31% 9% program forecast life value 18% …which in turn is driving strong results Note: Probable and Possible values are as of the beginning of the referenced fiscal year. Numbers are rounded. © 2018 Mercury Systems, Inc. 12

Business model built for speed, innovation and affordability… Traditional COTS Mercury Pre-integrated Product Integration Subsystem Less Risk I Classified Prime/Gov’t IP Classified Prime/Gov’t IP N T E Application-Ready Proprietary Middleware G Software Toolkit R A Less Cost Open Middleware T Operating System I System Security O Vendor A Vendor B Vendor C N COTS COTS COTS RF Digital Processing 36+ months Time 12 months Time to Market Less Time to Market Government Primes …as customers seek outsourced pre-integrated subsystems © 2018 Mercury Systems, Inc. 13

Only high-tech commercial company with the technology… Secure Sensor and Safety-Critical Processing Solutions ACQUIRE DIGITIZE PROCESS STORAGE EXPLOIT DISSEMINATE SPEED SAFETY Highest Performance Highest Safety Design Processing & RFM Assurance Levels (DAL) SWaP SECURITY SOFTWARE Best Size, Weight & Power with State-of-the-Art Industry-leading Cooling Technology Open Software for Embedded Security Low Risk Integration and Investment Protection ...and domain expertise for secure sensor and safety-critical processing © 2018 Mercury Systems, Inc. 14

We have executed on a disciplined and focused M&A strategy 2018 Tier 2* Market ($B) & CY’18-22 CAGR (%) Aerospace & Defense Platform and Systems Electronics Content C4I Sensor & Effector Mission Systems Platform & Mission Mgmt C2I Comms EW Radar EO/IR Acoustics Weapons Command & Avionics / Dedicated Electronic Electro-Optical/ Missiles/ Control / Battle Radar Acoustics Vetronics Communications Warfare Infrared Munitions Management (1) (1) $6.8B $6.2B $4.7B $4.3B $4.2B $2.4B $1.1B $2.6B 3.5% 4.9% 4.5% 6.1% 5.5% 3.5% 7.3% 5.3% Notes: *Tier 2 includes Embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets Sources: RSAdvisors research & analysis (1) Represents carve-out acquisition from Microsemi Corp. © 2018 Mercury Systems, Inc. 15

Strategy and investments have positioned Mercury well • Pioneering a next-generation defense electronics business model • Unique technology and capabilities on key production programs • Substantial total addressable market expansion enabling future growth • Low-risk content expansion growth strategy with demonstrable progress • Largest secular growth opportunity captive Prime outsourcing • Above industry-average growth; dramatic improvement in profitability • Business platform built to grow and scale through future acquisitions © 2018 Mercury Systems, Inc. 16

Financial Overview Michael Ruppert Executive Vice President and CFO © 2018 Mercury Systems, Inc.

The evolution of Mercury Systems In $ millions, except percentage and per share data. % Increase / FY15(1) FY18(1) (Decrease) Market Capitalization $477 $2,317 386% Valuation Enterprise Value $399 $2,445 512% % Increase / FY15(2) FY18(2) (Decrease) Revenue $235 $493 110% Adj. EBITDA $44 $115 160% Operational Adj. EPS $0.82 $1.42 73% Notes: (1) Valuation for FY15 based on Company’s 2015 10-K and stock price as of June 30, 2015. Valuation for FY18 based on stock price August 1, 2018 closing, cash, debt balance, and share count from Company’s earnings announcement July 31, 2018. (2) Operational figures are based on the fiscal year results as reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. © 2018 Mercury Systems, Inc. 18

Mercury's financial profile demonstrates our unique strategy



ALL NYSE AND NASDAQ COMPANIES WITH MARKET CAPITALIZATION BETWEEN $750mm - $3bn
LTM based on most recently reported quarters
1074 Companies
EBITDA Margin >20%
285 Companies
Revenue CAGR >10% 4-Year
91 Companies
LTM Revenue Growth >20%
20 Companies

	TIER 2 DEFENSE INDEX LTM based on most recently reported quarters	mercury systems
EBITDA Margin LTM	18%	23%
4-Year CAGR	1%	24%
LTM	7%	21%

Notes:
- Mercury LTM figures are based on the trailing four fiscal quarters using information reported in the Company's Form 10-Ks, Form 10-Qs and/or most recent earnings release.
- Source: FactSet; market data for most recently reported quarters as of August 6, 2018.
- Financials represent reported results and are not adjusted for acquisitions or divestitures.
- NASDAQ companies represent those that are U.S. listed.
- 4-Year CAGR calculated with 6/30/2014 LTM Revenue and 6/30/2018 LTM Revenue
- TIER 2 DEFENSE INDEX: AAR Corporation, Aerojet Rocketdyne, AeroVironment, AXON Enterprises, Ball Aerospace, BWX Technologies, Comtech Telecom, Cubic Corp, Curtiss Wright Corp, Ducommun, Esterline Technologies, Elbit Systems, FireEye, FLIR Systems, Harris Corp, Heico, Hexcel, Honeywell Intl, Kaman, KBR, Kratos Defense, L-3 Communications, MDA, Mercury Systems, MOOG, Oshkosh Truck, OSI Systems, Rockwell Collins, Sparton, Teledyne Technologies, Textron, Transdigm Group, Triumph Group, United Technologies, Vectrus, Viasat Inc, VSE Corporation, Woodward Aerospace.

© 2018 Mercury Systems, Inc.

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Strong revenue growth and operating leverage… Revenue to Adjusted EBITDA trends Mercury Revenue ($M) Mercury Adj EBITDA (%, $M) 493 500 40% 450 409 400 30% 350 300 270 235 23% 250 20% 194 209 $115.4M 200 23% $93.9M 150 21% 19% $57.3M 10% 100 11% $44.4M $23.5M 50 5% $9.9M 0 0% FY13 FY14 FY15 FY16 FY17 FY18 Notes: Fiscal years ended June 30; FY13-17 figures are as reported in the Company’s Form 10-Ks while FY18 figures are as reported in the Company’s earnings announcement on July 31, 2018. …yielded dramatic growth in adjusted EBITDA © 2018 Mercury Systems, Inc. 20

FY13-FY18 ending backlog CAGR of 27%... Mercury Ending Backlog ($M) 12-Month Ending Backlog > 12-Month Backlog Fwd Revenue Coverage Ratio⁽¹⁾ 58% (Est.) 447 450 63% 400 357 119 350 64% 66 300 288 68% 49 250 63% 208 200 50% 174 41 30 328 150 136 291 27 239 100 109 144 166 50 0 FY13 FY14 FY15 FY16 FY17 FY18 Notes: (1) Revenue Coverage Ratio = 12-month ending backlog/Next 12 months Revenue (or initial revenue estimate for current/future year) excludes Germane. …yields record backlog exiting FY18 © 2018 Mercury Systems, Inc. 21

Market expansion strategy is working well Revenue and Growth by Market ($M) • Continued growth in core Radar EW C4I Weapons Other markets 500 299 493 39 450 37 • Expansion into adjacent 400 73 markets 350 300 62 • Additional capabilities 250 88 drive content expansion 200 194 150 • Broader program and 100 customer base 50 0 • Vastly larger addressable FY13 Increase by Market FY18 market Weapons Other 37 94 Radar Other Radar 8% 19% 160 57 • Consistently driving above 72 32% 29% 14 market growth rates Programs37% C4I EW C4I 14 52 87 EW 7% 27% 18% 115 23% Note: Pie chart numbers are rounded © 2018 Mercury Systems, Inc. 22

FY18 vs. FY17 In $ millions, except percentage and per share data FY17(1) FY18(1) Change Bookings $443.8 $563.5 27% Book-to-Bill 1.09 1.14 Backlog $357.0 $447.1 25% 12-Month Backlog $290.8 $328.5 Revenue $408.6 $493.2 21% Organic Revenue Growth(2) 10% 7% Gross Margin 46.9% 45.8% (1.1 pt) Operating Expenses $154.1 $178.9 16% Selling, General & Administrative 76.5 88.4 Research & Development 54.1 58.8 Amortization/Restructuring/Acquisition 23.6 31.7 GAAP Income $24.9 $40.9 64% GAAP EPS $0.58 $0.86 48% Weighted Average Diluted Shares 43.0 47.5 Adjusted EPS(3) $1.15 $1.42 23% Adj. EBITDA(3) $93.9 $115.4 23% % of revenue 23.0% 23.4% Free Cash Flow(3) $26.3 $28.2 7% Notes: (1) Figures are as reported in the Company’s Form 10-Ks, Form 10-Qs and/or the most recent earnings release. (2) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. (3) Non-GAAP, see reconciliation table. © 2018 Mercury Systems, Inc. 23

FY19 annual guidance In $ millions, except percentage and per share data FY18(1) FY19(2) Change Revenue $493.2 $602 - $624 22% - 27% Gross Margin 45.8% 43.7% - 44.4% (2.1) - (1.4)pts Operating Expenses $178.9 $202.2 - $204.3 13% - 14% GAAP Income $40.9 $36.1 - $44.5 (12%) - 9% Effective tax rate(3) 4% 27% GAAP EPS $0.86 $0.75 - $0.93 (13%) - 8% Weighted-average diluted shares outstanding 47.5 47.9 Adjusted EPS(4) $1.42 $1.58 - $1.76 11% - 24% Adj. EBITDA(4) $115.4 $130.5 - $142.0 13% - 23% % of revenue 23.4% 21.7% – 22.8% Notes: (1) FY18 figures are as reported in the Company’s earnings release dated July 31, 2018. (2) The guidance included herein is from the Company’s earnings release dated July 31, 2018. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or non-recurring financing-related expenses. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. © 2018 Mercury Systems, Inc. 24

Achieving target business model Target FY16(1) FY17(1) FY18⁽¹⁾ Business Model Revenue 100% 100% 100% 100% Gross Margin 47% 47% 46% 45 - 50% SG&A 20% 19% 18% 16 - 18% R&D 13% 13% 12% 11 - 13% Amortization 3% 5% 5% 4 - 5% GAAP Income 7% 6% 8% N/A Adj. EBITDA(2) 21% 23% 23% 22 - 26% Notes: (1) Figures are as reported in the Company’s Form 10-Ks, Form 10-Qs and/or the most recent earnings release. (2) Non-GAAP, see reconciliation table. © 2018 Mercury Systems, Inc. 25

Balance Sheet

(In $ millions)[1]	As of 6/30/17	As of			
		9/30/17	12/31/17	3/31/18	6/30/18
ASSETS					
Cash & cash equivalents	41.6	26.1	32.0	44.2	66.5
Accounts receivable, net	113.7	121.4	123.0	141.6	143.8
Inventory, net	81.1	93.3	105.9	117.1	108.6
PP&E, net	51.6	51.6	51.6	51.3	51.0
Goodwill and intangibles, net	509.9	510.7	505.5	685.7	675.3
Other	17.8	19.5	17.8	17.0	19.3
TOTAL ASSETS	**815.7**	**822.6**	**835.8**	**1,056.9**	**1,064.5**
LIABILITIES AND S/E					
AP and accrued expenses	66.5	69.5	65.8	69.8	59.1
Other liabilities	23.8	18.8	20.8	36.3	38.5
Debt[2]	0.0	0.0	0.0	195.0	195.0
Total liabilities	**90.3**	**88.3**	**86.6**	**301.1**	**292.6**
Stockholders' equity	**725.4**	**734.3**	**749.2**	**755.8**	**771.9**
TOTAL LIABILITIES AND S/E	**815.7**	**822.6**	**835.8**	**1,056.9**	**1,064.5**

Notes:
(1) Figures are as reported in the Company's Form 10-Ks, Form 10-Qs and/or the most recent earnings release. Rounded amounts used.
(2) On July 31, 2018 (in Q1 FY19), Mercury acquired Germane Systems, LC, and borrowed $45 million on its existing revolving credit facility to fund the acquisition.

© 2018 Mercury Systems, Inc.

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We actively develop potential acquisition targets across all channels

~$620M of capital deployed in ~30 months

	LNX	KOR Electronics	Micronetics	API	Microsemi*	CES	Delta Microwave	RTL	Themis	Germane Systems
Acquisition Close Date	Jan 2011	Dec 2011	Aug 2012	Dec 2015	May 2016	Nov 2016	Apr 2017	Jul 2017	Feb 2018	Jul 2018
Size	$31M	$70M	$75M	$10M	$300M	$39M	$40.5M	$6M	$180M	$45M
Strong Strategic Rationale	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Expand Addressable Market	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Revenue & Cost Synergies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Accretive in Short Term	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Seller	Founder	Private Equity	Public	Founder	Corporate Carve-out	Private Equity	Founder	Founder	Private	Founder
Sourcing	Proprietary Negotiated	Proprietary Negotiated	Targeted Auction	Proprietary Negotiated	Proprietary Negotiated	Proprietary Negotiated	Targeted Auction	Proprietary Negotiated	Targeted Auction	Proprietary Negotiated

Disciplined Approach to M&A

Learn Market → Add Capabilities → Scale Business → Leverage Channel → Maintain Conservative Balance Sheet

* Represents carve-out acquisition from Microsemi Corp.

© 2018 Mercury Systems, Inc.

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Poised for continued, profitable growth • Improving defense environment; fast-moving streams enhance opportunities • Acquisitions have transformed top and bottom lines • Broader base of larger, more diversified programs • Record backlog enhances forward visibility, facilitates operational execution • Sustained growth & profitability – above industry averages • Strong financial position supports organic growth and future M&A © 2018 Mercury Systems, Inc. 28

Appendix © 2018 Mercury Systems, Inc.

FY19 guidance (as of July 31) YoY In $millions, except percentage and per share data FY18 FY19⁽¹⁾ Change Actual Est. Range Revenue $493 $602 - $624 22% - 27% GAAP Income $40.9 $36.1 - $44.5 (12%) - 9% Adj EBITDA⁽²⁾ $115.4 $130.5 - $142.0 13% - 23% Adj EBITDA Adjustments: Income (loss) from continuing operations 40.9 $36.1 - $44.5 Interest (income) expense, net 2.8 9.5 Tax provision (benefit) 1.7 $13.3 - $16.4 Depreciation 16.3 20.0 Amortization of intangible assets 26.0 26.9 Restructuring and other charges 3.2 0.0 Impairment of long-lived assets 0.0 0.0 Acquisition and financing costs 4.9 2.1 - 2.1 Fair value adjustments from purchase accounting 2.0 1.6 Litigation and settlement expenses 0.0 0.0 Stock-based compensation expense 17.6 21.0 Adj EBITDA⁽²⁾ $115.4 $130.5 - $142.0 13% - 23% GAAP EPS $0.86 $0.75 - $0.93 ($0.11) to $0.07 Adjusted EPS⁽²⁾ $1.42 $1.58 - $1.76 $0.16 to $0.34 Notes: (1) The guidance included herein is from the Company’s earnings release dated July 31, 2018. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or non-recurring financing-related expenses. (2) Non-GAAP. © 2018 Mercury Systems, Inc. 30

Adjusted EPS reconciliation Q1FY19 FY2019 (000's) Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Low High Low High Diluted net earnings (loss) per share⁽¹⁾ $ 0.10 $ 0.13 $ 0.16 $ 0.19 $ 0.58 $ 0.38 $ 0.19 $ 0.08 $ 0.21 $ 0.86 $ 0.10 $ 0.15 $ 0.75 $ 0.93 Income (loss) from continuing operations $ 3,819 $ 5,204 $ 7,048 $ 8,804 $ 24,875 $ 17,953 $ 9,133 $ 3,696 $ 10,101 $ 40,883 $ 4,900 $ 7,000 $ 36,100 $ 44,500 Amortization of intangible assets 4,602 4,888 4,732 5,458 19,680 5,637 5,827 7,104 7,436 26,004 7,200 7,200 26,900 26,900 Restructuring and other charges 297 69 459 1,127 1,952 95 313 1,384 1,367 3,159 - - - - Impairment of long-lived assets - - - - - - - - - - - - - - Acquisition and financing costs 553 1,114 569 153 2,389 854 1,366 1,909 799 4,928 500 500 2,100 2,100 Fair value adjustments from purchase accounting 2,077 870 270 462 3,679 509 84 539 860 1,992 800 800 1,600 1,600 Litigation and settlement expenses - 100 - 17 117 - - - - - - - - - Stock-based and other non-cash compensation expense 3,632 4,093 3,715 3,901 15,341 4,696 4,941 3,669 4,309 17,615 5,000 5,000 21,000 21,000 Impact to income taxes (6,085) (4,441) (3,576) (4,500) (18,602) (11,951) (8,615) (4,082) (2,621) (27,269) (3,200) (3,200) (12,000) (12,000) Adjusted income from continuing operations $ 8,895 $ 11,897 $ 13,217 $ 15,422 $ 49,431 $ 17,793 $ 13,049 $ 14,219 $ 22,251 $ 67,312 $ 15,200 $ 17,300 $ 75,700 $ 84,100 Diluted adjusted net earnings per share ⁽¹⁾ $ 0.22 $ 0.30 $ 0.29 $ 0.32 $ 1.15 $ 0.37 $ 0.28 $ 0.30 $ 0.47 $ 1.42 $ 0.32 $ 0.36 $ 1.58 $ 1.76 Weighted-average shares outstanding: Basic 38,865 39,151 43,773 46,211 41,986 46,504 46,752 46,844 46,873 46,719 Diluted 39,865 39,985 44,814 47,472 43,018 47,489 47,447 47,532 47,521 47,471 47,800 47,800 47,900 47,900 Notes: (1) Numbers shown are in cents. © 2018 Mercury Systems, Inc. 31

Adjusted EBITDA reconciliation

(000'S)	Q1 FY17	Q2 FY17	Q3 FY17	Q4 FY17	FY17	Q1 FY18	Q2 FY18	Q3 FY18	Q4 FY18	FY18	Q1FY19 Low	Q1FY19 High	FY2019 Low	FY2019 High
Income (loss) from continuing operations	$ 3,819	$ 5,204	$ 7,048	$ 8,804	$ 24,875	$ 17,953	$ 9,133	$ 3,696	$ 10,101	$ 40,883	$ 4,900	$ 7,000	$ 36,100	$ 44,500
Interest expense (income), net	1,782	1,888	1,756	1,680	7,106	(16)	104	999	1,731	2,818	2,100	2,100	9,500	9,500
Tax provision (benefit)	(1,259)	1,779	3,170	2,503	6,193	(8,381)	1,335	2,209	6,527	1,690	1,800	2,600	13,300	16,400
Depreciation	2,718	2,966	3,233	3,672	12,589	3,700	3,775	4,277	4,521	16,273	4,700	4,800	20,000	20,000
Amortization of intangible assets	4,602	4,888	4,732	5,458	19,680	5,637	5,827	7,104	7,436	26,004	7,200	7,200	26,900	26,900
Restructuring and other charges	297	69	459	1,127	1,952	95	313	1,384	1,367	3,159	-	-	-	-
Impairment of long-lived assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Acquisition and financing costs	553	1,114	569	153	2,389	854	1,366	1,909	799	4,928	500	500	2,100	2,100
Fair value adjustments from purchase accounting	2,077	870	270	462	3,679	509	84	539	860	1,992	800	800	1,600	1,600
Litigation and settlement expenses	-	100	-	17	117	-	-	-	-	-	-	-	-	-
Stock-based and other non-cash compensation expense	3,632	4,093	3,715	3,901	15,341	4,696	4,941	3,669	4,309	17,615	5,000	5,000	21,000	21,000
Adjusted EBITDA	**$ 18,221**	**$ 22,971**	**$ 24,952**	**$ 27,777**	**$ 93,921**	**$ 25,047**	**$ 26,878**	**$ 25,786**	**$ 37,651**	**$ 115,362**	**$ 27,000**	**$ 30,000**	**$ 130,500**	**$ 142,000**

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Free cash flow reconciliation (000's) Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Cash flows from operations $ 10,283 $ 14,238 $ 24,889 $ 9,736 $ 59,146 $ 8,028 $ 8,779 $ 873 $ 25,641 $ 43,321 Capital expenditures (6,050) (7,703) (13,036) (6,055) $ (32,844) (3,628) (3,964) (3,475) (4,039) $ (15,106) Free cash flow $ 4,233 $ 6,535 $ 11,853 $ 3,681 $ 26,302 $ 4,400 $ 4,815 $ (2,602) $ 21,602 $ 28,215 © 2018 Mercury Systems, Inc. 33

Sales-related definitions Design Win A design win means that the customer has selected us to provide services, products, or intellectual property for a program of record or equivalent. In addition, the customer has won the program and we have an initial purchase order from the customer. Pursuit We have a Design Win with a prime contractor who is bidding to win a program of record, or we are bidding to win content on a program of record that has either already been awarded to a prime contractor or that the prime contractor is also bidding on. Won We have a Design Win with a prime contractor for a program of record, and the prime contractor has won the program and received its contractual award. Possible Possible value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible value is the highest outcome we believe to be reasonable given a range of potential outcomes based upon available information and our current set of assumptions. Probable Probable value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Probable value is the outcome we believe to be most likely given a range of potential outcomes based upon available information and our current set of assumptions. © 2018 Mercury Systems, Inc. 34

Glossary

AEGIS	Aegis Ballistic Missile Defense System	**EP**	Electronic Protection	**O&M**	Operations & Maintenance
AESA	Active Electronically Scanned Array	**EPAWWS**	Eagle Passive Active Warning Survivability System	**OpenVPX**	System-level specification for VPX, initiated by Mercury
AIDEWS	Advanced Integrated Defensive Electronic Warfare Suite	**ES**	Electronic Support	**PBR**	President's Budget Request
AMC	Advanced Microelectronics Center	**ESSM**	Evolved SeaSparrow Missile	**PGK**	Precision Guidance Kit
AMRAAM	Advanced Medium Range Air to Air Missile	**EW**	Electronic Warfare	**PNT**	Precision Navigation & Timing
ATC	Air Traffic Control	**FAB-T**	Family of Beyond Line-of-Sight Terminals	**RDP**	Radar Digital Processor
ATCA	Advanced Telecommunications Architecture	**FC**	Fire Control	**RF**	Radio Frequency
AWACS	Airborne Warning and Control System	**FMS**	Foreign Military Sales	**RoW**	Rest of World
BCA	Budget Control Act	**FMV**	Full Motion Video	**SABR**	Scalable Agile Beam Radar
C2	Command & Control	**G/ATOR**	Ground/Air Task Oriented Radar	**SAR**	Synthetic Aperture Radar
C4ISR	Command, Control, Communications, Computers, Intelligence, Surveillance, Reconnaissance	**HEL**	High Energy Laser	**SBC**	Single Board Computer
CM	Countermeasures	**HPM**	High Power Microwave	**SDB**	Small Diameter Bomb
COTS	Commercial off-the Shelf	**IFF**	Identification Friend or Foe	**SEWIP**	Surface Electronic Warfare Improvement Program
CR	Continuing Resolution	**IMA**	Integrated Microwave Assembly	**SIGINT**	Signals Intelligence
DAL	Design Assurance Level	**LRDR**	Long Range Discrimination Radar	**SIP**	System-in-Package
DEWS	Digital Electronic Warfare System	**LTAMDS**	Lower Tier Air and Missile Defense Sensor	**SIRFC**	Suite of Integrated RF Countermeasures
DRFM	Digital Radio Frequency Memory	**MALD**	Miniature Air Launched Decoy	**SM**	Standard Missile
DSP	Digital Signal Processing	**MHTK**	Miniature Hit-to-Kill	**SSEE**	Ships Signal Exploitation Equipment
EA	Electronic Attack	**MMA**	Multimission Maritime Aircraft	**SWaP**	Size Weight and Power
ECM	Electronic Countermeasures	**MRTT**	Multimission Maritime Aircraft	**THAAD**	Terminal High Altitude Area Defense
EM	Electromagnetic	**MOSA**	Modular Open Systems Architecture	**WAMI**	Wide Area Motion Imagery
EO/IR	Electro-optical / Infrared	**NMT**	Navy Multiband Terminal		

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